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                                                                    EXHIBIT 23


                   CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-78308, Form S-8 No. 33-93008 and Form S-3 Post-Effective Amendment to Registration Statement No. 33-42468 on Form S-18) of our report dated January 30, 1997 with respect to the financial statements of Wireless Telecom Group, Inc., included in the Annual Report (Form 10-K) for the fiscal year ended December 31, 1996.



/S/ LAZAR, LEVINE & COMPANY LLP

New York, New York
February 11, 1997

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